FPA U.S. Value Fund, Inc. (FPPFX)

Supplement dated June 22, 2017 to the

Prospectus dated April 30, 2017

This Supplement updates certain information contained in the Prospectus for the FPA U.S. Value Fund, Inc. (the “Fund”) dated April 30, 2017.  You should retain this Supplement and the Prospectus for future reference.  Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.fpafunds.com or calling us at (800) 638-3060.

Effective June 26, 2017, the Board of Directors of the Fund approved the removal of the 2% redemption fee.  As a result, the following sections of the Prospectus are hereby amended.

The shareholder fee table in the section titled “Fund Summary-Fees and Expenses of the Fund” on page 2 of the Prospectus is hereby deleted in its entirety and replaced by the following:

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)(as a percentage of original sales price or redemption proceeds, as applicable)	None
Exchange Fee	None

The first sentence in the first paragraph in the section titled “How to Redeem Your Shares-Redeeming (Selling) Your Shares-Redemption Payments May be Made by Check, Wire or ACH” on page 21 of the Prospectus is hereby deleted in its entirety and replaced by the following:

You can redeem (sell) for cash without charge any or all of your Fund shares at any time by sending a written request to UMB Fund Services, Inc.

The section titled “How to Redeem Your Shares-2% Redemption Fee” on page 22 of the Prospectus is hereby deleted in its entirety.

The section titled “How to Redeem Your Shares-Excessive Trading and Market Timing” on pages 23 to 24 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Excessive Trading and Market Timing.  The Fund is not intended as a vehicle for frequent trading and/or market timing in an attempt to profit from short-term fluctuations in the securities markets and does not accommodate frequent trading.  The Board has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions.  Such trading could interfere with the efficient management of the Fund’s portfolio, increase brokerage and administrative costs and dilute the value of Fund shares held by long-term investors.  Exchanges between this Fund and the other FPA Funds are limited to no more than four exchanges during any calendar year (see the section titled “How to Exchange Your Shares”).  Irrespective of the exchange limits, the Fund reserves the right to reject any purchase request (including in connection with an exchange) if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund.  Notifications will be made in writing by the Fund within five days.  There can be no assurance that the Fund will successfully detect or prevent market timing.

The second paragraph in the section titled “How to Exchange Your Shares” on page 24 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Fund can change or discontinue the right to exchange Fund shares into other FPA Funds upon 60 days’ notice to shareholders.

Effective June 26, 2017, the section titled “Purchase and Investment Minimums” on page 19 of the Prospectus is hereby deleted in its entirety and replaced with the following:

PURCHASE AND INVESTMENT MINIMUMS

You can purchase shares by contacting any investment dealer authorized to sell the Fund’s shares. You can obtain the Account Application for initial purchases. The minimum initial investment is $1,500, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100. However, as described herein, no minimum investment amount is imposed for subsequent investments in retirement plans. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for investors who are customers of certain financial intermediaries that hold the Fund’s shares in certain omnibus accounts, at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

PLEASE RETAIN FOR FUTURE REFERENCE

FPA U.S. Value Fund, Inc. (FPPFX)

Supplement dated June 22, 2017 to the

Statement of Additional Information dated April 30, 2017

This Supplement updates certain information contained in the Statement of Additional Information (the “SAI”) for FPA U.S. Value Fund, Inc. (the “Fund”) dated April 30, 2017.  You should retain this Supplement and the SAI for future reference.  Additional copies of the SAI may be obtained free of charge by visiting our web site at www.fpafunds.com or calling us at (800) 638-3060.

Effective June 26, 2017, the Board of Directors of the Fund approved the removal of the 2% redemption fee.  As a result, the following sections of the SAI are hereby amended.

The section titled “Purchase, Redemption and Pricing of Shares-Redemption Fee” in the Table of Contents on page 3 and on pages 39 to 41 of the SAI are hereby deleted in their entirety.

The section titled “Purchase, Redemption and Pricing of Shares-Excessive Trading and Market Timing” on page 41 of the SAI is hereby deleted in its entirety and replaced with the following:

Excessive Trading and Market Timing.  The Fund is not intended as a vehicle for frequent trading and/or market timing in an attempt to profit from short-term fluctuations in the securities markets and does not accommodate frequent trading.  The Board has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions.  Such trading could interfere with the efficient management of the Fund’s portfolio, increase brokerage and administrative costs and dilute the value of Fund shares held by long-term investors.  Exchanges between this Fund and the other FPA Funds are limited to no more than four exchanges during any calendar year (see the section titled “How to Exchange Your Shares” in the Prospectus).  Irrespective of the exchange limits, the Fund reserves the right to reject any purchase request (including in connection with an exchange) if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund. Notifications will be made in writing by the Fund within five days.  Further, the Fund fair values its holdings, when applicable, as described under “Investing with the Fund” in the Prospectus.  There can be no assurance that the Fund will successfully detect or prevent market timing.

PLEASE RETAIN FOR FUTURE REFERENCE